UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by The Phoenix Companies, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events

On November 12, 2015, the Company issued a news release announcing that the Company has established a record date and a meeting date for a special meeting of its stockholders to consider and vote upon the proposal to adopt the previously announced merger agreement, dated as of September 28, 2015, with Nassau Reinsurance Group Holdings, L.P. and Davero Merger Sub Corp and other related matters.

The Company’s stockholders of record at the close of business on Monday, November 16, 2015 will be entitled to receive notice of the special meeting and to vote at the special meeting. The special meeting will be held on Thursday, December 17, 2015, beginning at 10 a.m. EST, at the Company’s offices at One American Row, Hartford, CT and will be broadcast live on the company’s website, www.phoenixwm.com in the Investor Relations section.

A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit 99.1	News Release, dated November 12, 2015, of The Phoenix Companies, Inc., announcing Record Date and Meeting Date for Special Meeting of Stockholders.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The Phoenix Companies, Inc. by Nassau Reinsurance Group Holdings L.P. In connection with this proposed acquisition, Phoenix has filed a preliminary proxy statement on October 30, 2015 on Schedule 14A. Phoenix will also file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a definitive proxy statement and may file other documents in connection with the proposed acquisition. This communication is not a substitute for any proxy statement or other document Phoenix may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement (when available) will be mailed to stockholders of Phoenix. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Phoenix through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Phoenix will be available free of charge on Phoenix’s internet website at http://www.phoenixwm.com or by contacting Phoenix’s Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Participants in Solicitation

Phoenix, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Phoenix in connection with the proposed merger will be set forth in the definitive proxy statement when it is filed with the SEC. Information about the directors and executive officers of Phoenix is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 31, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 2, 2015, its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2015 and September 30, 2015 which were filed with the SEC on August 10, 2015 and November 9, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on August 10, 2015, August 11, 2015, September 29, 2015, September 30, 2015 and November 9, 2015.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement that was filed with the SEC on October 30, 2015 and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

The Phoenix Companies, Inc.

One American Row

PO Box 5056 Hartford, CT 06102-5056

Tel. 860-403-7100
www.phoenixwm.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: November 12, 2015	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President, Chief Financial Officer